UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 31, 2022 (May 27, 2022)

Victoria's Secret & Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-40515			86-3167653
(Commission File Number)			(IRS Employer Identification No.)

4 Limited Parkway East
Reynoldsburg,	OH		43068
(Address of Principal Executive Offices)			(Zip Code)
(614) 577-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VSCO	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

and
Item 7.01. Regulation FD Disclosure.
The following information is being furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, “Regulation FD Disclosure”, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On May 31, 2022, Victoria's Secret & Co. (the "Company") issued a press release setting forth its first quarter 2022 results and its second quarter 2022 earnings guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 27, 2022, the Company held its 2022 annual meeting of stockholders (the “Annual Meeting”) by means of remote communication. At the Annual Meeting, the Company’s stockholders (i) elected eight directors to serve until the 2023 annual meeting of stockholders, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) selected, on an advisory basis, an annual frequency for future advisory votes on the compensation of the Company’s named executive officers, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting form for fiscal year 2022.
The final voting results with respect to each of the four proposals are set forth below.
Proposal 1. To elect eight directors to serve until the 2023 annual meeting of stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Irene Chang Britt	71,265,358	232,248	60,019	4,002,116
Sarah Davis	70,817,512	680,141	59,972	4,002,116
Jacqueline Hernández	70,800,310	697,045	60,270	4,002,116
Donna James	70,720,515	789,499	47,611	4,002,116
Mariam Naficy	71,452,047	56,550	49,028	4,002,116
Lauren Peters	71,400,931	94,318	62,376	4,002,116
Anne Sheehan	68,263,846	862,591	2,431,188	4,002,116
Martin Waters	71,395,670	112,062	49,893	4,002,116
Proposal 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
70,854,622	626,224	76,779	4,002,116
Proposal 3. To select, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
71,055,117	24,769	415,019	62,721	4,002,116
Proposal 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

For	Against	Abstain	Broker Non-Votes
75,475,689	56,631	27,421	—

In light of the voting results for Proposal 3 as disclosed above, the Company will include an advisory vote on the compensation of its named executive officers in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on the compensation of its named executive officers.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1    Press Release of Victoria's Secret & Co., dated May 31, 2022.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA'S SECRET & CO.

Date:	May 31, 2022	By:	/s/ Timothy Johnson
Timothy Johnson
Executive Vice President and Chief Financial Officer